Exhibit 10.180

SETTLEMENT AGREEMENT

entered into between the following parties (the “Parties”)

GOLD REEF RESORTS LIMITED
(Registration No. 1989/002108/06, previously named Gold Reef Casino Resorts Limited)
(“GRR”)

and

AKANI LEISURE INVESTMENTS (PROPRIETARY) LIMITED
(Registration No. 1998/002583/07)
(“ALI”)

and

AKANI LEISURE (SILVERSTAR HOLDINGS) (PROPRIETARY) LIMITED
(Registration No. 2005/031386/07)
(“AL-SH”)

and

SILVER STAR DEVELOPMENT LIMITED
(Registration No. 1995/000369/06)
(“Silverstar”)

and

CENTURY RESORTS LIMITED
(a company duly registered and incorporated under the laws of Mauritius under Registration No. 50866)
(“Century Resorts”)

and

CENTURY CASINOS WEST RAND (PROPRIETARY) LIMITED
(Registration No. 1997/019274/07)
(“CCWR”)

and

NOVOMATIC AG
(a company duly registered and incorporated under the laws of Austria)
(“Novomatic”)

and

CENTURY CASINOS AFRICA (PROPRIETARY) LIMITED
(Registration No. 1996/010501/07)
(“CCA”)

and

CENTURY CASINOS, INCORPORATED
(a company duly registered and incorporated under the laws of the United States of America)
(“Century Inc”)

and

CENTURY CASINOS MANAGEMENT, INCORPORATED
(a company duly registered and incorporated under the laws of Delaware)
(“Century Management Inc”)

WHEREBY IT IS AGREED AS FOLLOWS:

1.	INTERPRETATION AND PRELIMINARY

The following terms shall have the meanings assigned to them hereunder and cognate expressions shall have corresponding meanings, namely -

1.1.
“Century Companies” means collectively Century Resorts, CCWR, Novomatic, CCA, Century Inc and Century Management Inc, and includes an individual reference to any one or more of them as the context may require;

1.2.
“Century Group” means collectively the Century Companies and each of their subsidiaries and each of the Century Companies’ holding companies and such holding companies’ subsidiaries from time to time and includes an individual reference to any one or more of them as the context may require;

1.3.	“Da Silva” means Jose Garcia Sequeira da Silva (Identity No. 571031 5115 088);

1.4.	"Date Of Signature Hereof" means the date of the last signature of this agreement;

1.5.	“GRR Companies” means collectively GRR, ALI, AL-SH and Silverstar, and includes an individual reference to any one or more of them as the context may require;

1.6.
“GRR Group” means collectively the GRR Companies and each of their subsidiaries and each of the GRR Companies’ holding companies and such holding companies’ subsidiaries from time to time and includes an individual reference to any one or more of them as the context may require;

1.7.	“Management Agreements” means collectively -

1.7.1.	the agreement titled “Equity Contribution Agreement” entered into between Silverstar and CCA on or about 18 October 1996;

1.7.2.	the agreement titled “Agreement” entered into between Silverstar and CCA on or about 18 October 1996;

1.7.3.	the agreement titled “Casino Management Agreement” entered into between Silverstar and CCWR (cited as being then a “to-be-formed” company) on or about 18 October 1996;

1.7.4.	the agreement titled “Agreement By And Between Silverstar Development Limited And Century Casinos West Rand (Pty) Limited” entered into between Silverstar and CCWR on or about 24 August 1999; and

1.7.5.	the agreement titled “Governing Agreement between SDL & JdS & CCA & CCWR December 30, 2003” entered into between Silverstar, Da Silva, CCA and

CCWR (and signed by James Forbes “as lead negotiator for” Silverstar) on or about 30 December 2003 and all of the agreements listed or referred to in the table in paragraph III (Suite of Agreements) of the aforesaid Governing Agreement, provided that the parties to such agreements are, inter alia, Silverstar and a member of the Century Group;

1.7.6.
all agreements amending, superseding or reinstating (in that the agreement being “reinstated” is void or has terminated and a new agreement is concluded on the same or similar terms) any of the agreements described in paragraphs 1.7.1 to 1.7.5 above; and

1.7.7.
all and any other agreements concluded at any time prior to the Date Of Signature Hereof between, inter alia, Silverstar and any members of the Century Group whether relating or referring to any of the agreements described in paragraphs 1.7.1 to 1.7.5 above or relating or referring to the subject matter in such agreements or relating to any other subject matter whatsoever (including, without limitation, relating to the management, operation or development of Silverstar’s casino or to any loans); but

1.7.8.	specifically excluding the Verkrans Agreement;

1.8.	“Novomatic Sold Claims” means all claims of whatsoever nature and howsoever arising which Novomatic may have against Silverstar on the Implementation Date;

1.9.	“Novomatic Sold Shares” means all of the shares owned by Novomatic in the issued share capital of Silverstar, being at least 80 (eighty) ordinary shares;

1.10.
“Option Agreements” means collectively the 3 (three) agreements each titled “Option Agreement” and concluded on or about 1 December 2004 and respectively entered into between: (a) GRR, ALI, Silverstar, Century Resorts and Century Inc; (b) GRR, ALI, Silverstar and CCWR; and (c) GRR, ALI, Silverstar and Novomatic;

1.11.
“Verkrans Agreement” means the agreement titled “Agreement” entered into between Silverstar, Verkrans Ontwikkelings Maatskappy (Proprietary) Limited (Registration No. 1971/013858/07) and CCA on 1 December 2004.

2.	RECORDAL

The Parties hereby record that various disputes and uncertainties have arisen between them in relation to, inter alia, the Management Agreements and the Option Agreements. The Parties have reached agreement on the settlement of such disputes, the terms of which settlement are set out in this agreement.

3.   SETTLEMENT OF DISPUTE

    Sale Of The Novomatic Sold Shares And The Novomatic Sold Claims

3.1.
Novomatic hereby sells the Novomatic Sold Shares and the Novomatic Sold Claims to GRR and ALI, who hereby purchase same in equal shares on the Date Of Signature Hereof for a purchase price of R4 109 625,00 (four million one hundred and nine thousand six hundred and twenty five rand). The purchase price is payable by GRR and ALI to Novomatic on 27 September 2006 (the “Implementation Date”) against compliance by Novomatic with its obligations in clause 3.2, to be paid by bank guaranteed cheque.

3.2.
The Century Companies shall deliver the Novomatic Sold Shares and the Novomatic Sold Claims to GRR and ALI on the Implementation Date (from which date ownership of and risk and benefit to the Novomatic Sold Shares and the Novomatic Sold Claims shall pass to GRR and ALI), against compliance by GRR and ALI with their obligations in clause 3.1 and compliance by Silverstar with its obligations in clause 3.7, by providing to GRR and ALI -

3.2.1.
the share certificates in respect of the Novomatic Sold Shares, together with two separate declarations for the transfer thereof to GRR (for half of the Novomatic Sold Shares) and to ALI (for the other half) as to transferee, duly signed by Novomatic on a date not being more than 14 (fourteen) days before the date of delivery;

3.2.2.
a written cession of the Novomatic Sold Claims, substantially in the form attached hereto as Annexure A (Cession of Novomatic Sold Claims), including due delivery of any security held for or in respect of those claims;

3.2.3.
a resolution in terms of section 228 of the Companies Act No.61 of 1973 (the “Companies Act”), if necessary, substantially in the form attached hereto as Annexure B (Section 228 Resolution), provided that to the extent that such resolution is not delivered on the Implementation Date the Century Companies shall be deemed to have warranted to GRR and ALI that such resolution is not necessary in terms of the Companies Act; and

3.2.4.
the signature of Novomatic on the otherwise completed consent form which the Gauteng Gambling Board (the “Board”) requests be submitted pertaining to the application dated 25 August 2006 (the “Novomatic Section 38 Application”) lodged by various members of the GRR Group requesting the Board’s approval, in terms of section 38 of the Gauteng Gambling Act No. 4 of 1995 (the “Act”), of the acquisition of the Novomatic Sold Shares and the Novomatic Sold Claims.

3.3.	The stamp duty in respect of the transfer of the Novomatic Sold Shares shall be borne by GRR and ALI.

3.4.	The Novomatic Sold Shares and Novomatic Sold Claims are purchased by GRR and ALI voetstoots, save that Novomatic warrants in favour of GRR and ALI that -

3.4.1.	Novomatic will be the beneficial and registered owner of the Sold Shares and the Sold Claims on the Date Of Signature Hereof and the Implementation Date;

3.4.2.
Novomatic knows of no reason which, on the implementation of the provisions of clauses 3.1 and 3.2 above, will prevent GRR and ALI from becoming the sole and exclusive owners of the Novomatic Sold Shares and the Novomatic Sold Claims;

3.4.3.	the Novomatic Sold Shares and the Novomatic Sold Claims are capable of being transferred without any right of pre-emption, option, donation or stipulation alteri;

3.4.4.	the Novomatic Sold Shares and the Novomatic Sold Claims are not subject to any pledge, limitation, notarial bond or any encumbrance of whatsoever nature; and

3.4.5.	no person will have any right of any nature whatsoever to acquire the Novomatic Sold Shares and the Novomatic Sold Claims.

3.5.
The Century Companies hereby acknowledge and consent to the conclusion and implementation of the sale of the Novomatic Sold Shares and Novomatic Sold Claims and hereby waive, in favour of the GRR Group, any rights of pre-emption, rights of first refusal, rights to acquire the Novomatic Sold Shares and/or the Novomatic Sold Claims (whether in terms of a call option or any other mechanism) and any other similar rights that any of them may hold pursuant to any agreement or the Articles of Association of Silverstar or any other company.

Termination Of The Management Agreements

3.6.
The Parties hereby agree that the Management Agreements shall be terminated, or in the event of clause 3.8 becoming applicable shall be amended, with effect from the date of receipt of the following approvals (the “Required Approvals”): (i) the approval of the Board relating to such termination or amendment (as the case may be); and (ii) the approval of such termination in terms of the Competition Act, No. 89 of 1998, if such approval is required to be obtained in law prior to such termination, provided that, in the case of the termination, the Required Approvals are received by no later than 30 June 2007 (the “Applicable Date”), failing which the Management Agreements shall remain of full force and effect subject to the provisions of clause 3.8 which shall then apply. In light of the fact that Da Silva is a party to certain of the Management Agreements, the Parties shall use their respective reasonable endeavours to procure his agreement to the aforesaid termination or amendment (as the case may be) by virtue of signing the termination consent in the form of Annexure C (Da Silva Termination Consent), provided that such endeavours shall not be interpreted to mean that the Century Companies shall be under an obligation to pay to Da Silva or to contribute to payment to Da Silva of any consideration or compensatory sum in order to procure his agreement accordingly.

3.7.
In consideration for the Century Companies agreeing to the aforesaid termination and to the amendment in clause 3.8, Silverstar shall pay, on the Implementation Date, an amount of R1,00 (one rand) to CCWR, to be paid by cheque, an amount of R40 290 375,00 (forty million two hundred and ninety thousand three hundred and seventy five rand) to Century Resorts to be paid by way of direct electronic funds transfer in immediately available funds into a South African bank account nominated in writing, delivered by Century Resorts to GRR, and an amount of R3 000 000,00 (three million rand) to CCA to be paid by bank guaranteed cheque.

3.8.
From the Applicable Date, if this clause 3.8 becomes applicable (which it will do in the circumstances contemplated in clause 3.6), the Management Agreements shall remain of full force and effect, save that they shall be amended such that the only rights and obligations contained therein are the obligation of CCWR to advise Silverstar, once every 6 (six) months, as to the current best international practices in the managing and operating of casinos and the reciprocal obligation of Silverstar to pay a consideration therefor equal to 1% (one per cent) of its gross gaming revenues (payable monthly) and 1% (one per cent) of its EBITDA (payable monthly on account with an adjusting payment or credit within one month after the completion of the audited financial statements of Silverstar), all of which amounts shall be paid directly to Century Resorts by way of direct electronic funds transfer in immediately available funds into a South African bank account nominated in writing, delivered by Century Resorts to Silverstar. On the Applicable Date, the Management Agreements shall be deemed to have been amended as aforesaid, subject only to the receipt of the Required Approvals. The Century Companies shall provide all reasonable assistance in procuring such approvals.

3.9.	If the Required Approvals referred to in clause 3.8 have not been received within 3 (three) months after the Applicable Date then forthwith on the expiry of such 3 (three) month period -

3.9.1.
against compliance by the Century Companies with their obligations in clause 3.9.2 below, the provisions of clauses 3.6 and 3.8 shall cease and the Management Agreements shall remain of full force and effect; and

3.9.2.
against the provisions of clause 3.9.1 being implemented, the Century Companies shall reimburse to Silverstar the R40 290 375,00 (forty million two hundred and ninety thousand three hundred and seventy five rand) payment contemplated in clause 3.7, such reimbursement to be paid on written demand from Silverstar (against the provisions of clause 3.9.1 being implemented) by way of direct electronic funds transfer in immediately available funds into a South African bank account nominated in writing, delivered by Silverstar to Century Resorts.

3.10.
Each of the Century Companies who are party to any Management Agreement shall deliver to GRR a resolution in terms of section 228 of the Companies Act, if necessary, substantially in the form attached hereto as Annexure B (Section 228 Resolution), on the Implementation Date (save for CCWR, in respect of which the resolution shall be delivered within 30 (thirty) days after the Implementation Date), provided that to the extent that such resolution is not delivered on the Implementation Date (or on the expiry of the said 30 (thirty) day period, as the case may be) by any Century Company, such company shall be deemed to have warranted to the GRR Companies that such resolution is not necessary in terms of the Companies Act. Notwithstanding the foregoing, the aforesaid warranty shall be deemed to have not been granted, in respect of the resolution pertaining to CCWR only, if such resolution is not obtained timeously and the sole reason therefor is that the necessary CCWR shareholders’ meeting for the passing of such resolution is timeously called but is not quorate by reason solely of the Silva Trust failing to attend the meeting (whether in person or by proxy).

General

3.11.
GRR hereby undertakes that, to the extent that ALI fails to pay any portion of the purchase price in clause 3.1 and/or Silverstar fails to pay any portion of the consideration in clause 3.7, GRR will pay such shortfall on the Implementation Date, mutatis mutandis as contemplated in clause 3.1 or clause 3.7 (as the case may be). Furthermore, any portion of the aforesaid purchase price or consideration which is not paid on due date shall attract interest at the prime overdraft rate quoted by Nedbank Limited plus 3% (three per cent), calculated nominal annual compounded monthly in arrear, until the date of payment of such outstanding portion in full.

3.12.
The Century Group hereby acknowledge that GRR has informed them that the Novomatic Section 38 Application, the Amendment Application (being the application dated 29 August 2006, lodged by Silverstar for the amendment of the casino licence issued to Silverstar by the Board on 29 April 2005 (the “Licence”) in order to remove the words “Century Casinos West Rand (Proprietary) Limited - operator” from the front page of the Licence) and the Prior Approval Application (being the application in the letter dated 29 August 2006, addressed by Silverstar to the Board for their prior written approval of the termination of the Management Agreements as contemplated in clause 3.6 in terms of Paragraph 9 of Schedule D of the Licence) (collectively the “Applications”) have been lodged with the Board and the Century Group hereby consent (and undertake in favour of the GRR Group not to object) to such Applications (and any other applications lodged with the Board pertaining to Silverstar) and (at the cost of the GRR Group) undertake to provide the signature of any necessary documentation to procure the approval by the Board of the Applications. Without derogating from the aforegoing, the Century Companies shall sign and deliver a letter, substantially in the form of Annexure D (Century Companies Letter), to GRR, ALI and Silverstar on the Implementation Date. Notwithstanding any confidentiality provision in this agreement or elsewhere, the GRR Group shall be entitled to provide a copy of this agreement and/or the aforesaid letter to the Board in order to demonstrate the support of the Century Group contemplated in this clause 3.12.

3.13.
The Century Companies on the one hand and the GRR Companies on the other hand hereby undertake in favour of each other to do all such things as may reasonably be necessary in order to procure the prompt implementation of this agreement.

3.14.
To the extent that any of the members of the Century Group (who are not Century Companies) are expressed as having obligations or as being required to perform any function in terms of this agreement, the Century Companies will procure that such members perform the obligation or function in question. This provision shall apply mutatis mutandis to the GRR Group and the GRR Companies.

3.15.	The Parties agree that this agreement shall have no effect on the Verkrans Agreement.

3.16.
Save as expressly contemplated in this agreement, the Parties agree that neither the GRR Group nor the Century Group shall have any claims or rights of whatsoever nature and howsoever arising against the other of them and this agreement is concluded in full and final settlement of all and any claims/disputes of whatsoever nature between them as at the Date Of Signature Hereof (including, without limitation, any claims, rights or disputes arising pursuant to the Management Agreements or the Option Agreements) and that the Century Companies shall not in any circumstances whatsoever, save as contemplated in clause 3.9.2, be obliged to refund any of the amounts paid to the Century Companies as provided in clauses 3.1 and 3.7.

4.	REPRESENTATIVES

4.1.
The giving of any notice by the GRR Group to CCA in terms of this agreement, shall constitute due notice to the Century Group. The obtaining by the GRR Group of CCA’s consent shall constitute the giving of the consent in question by the Century Group.

4.2.
The giving of any notice by the Century Group to GRR in terms of this agreement, shall constitute due notice to the GRR Group. The obtaining by the Century Group of GRR’s consent shall constitute the giving of the consent in question by the GRR Group.

5.	CONFIDENTIALITY AND PUBLICITY

Any information obtained by any Party (save for information in the public domain or validly obtained by such Party from another person) in terms, or arising from the implementation, of this agreement shall be treated as confidential by the Parties and shall not be used, divulged or permitted to be divulged to any person not being a Party, without the prior written consent of the other Parties save that any information which is required to be furnished by law or by the Board or by any stock exchange may be so furnished and that no Party shall be precluded from using or divulging such information in order to pursue any legal remedy available to it. Notwithstanding the aforegoing, the GRR Companies on the one hand and the Century Companies on the other hand shall be entitled to publish a SENS announcement (or equivalent) referring to the conclusion of this agreement, subject to the prior written approval of the other of them (which approval shall not be unreasonably withheld).

6.	GOVERNING LAW

This agreement shall be governed by and interpreted in accordance with the laws of the Republic of South Africa.

7.	ARBITRATION

7.1.
Should any dispute arise between the Parties in connection with or arising out of this agreement, or arising out of or in connection with the Option Agreements or Management Agreements, that dispute shall, unless resolved amongst the parties to the dispute, be referred to and be determined by arbitration in terms of this clause 7.

7.2.	Any Party may demand that a dispute be determined in terms of this clause 7 by written notice given to the other Parties.

7.3.
This clause 7 shall not preclude any Party from obtaining interim relief on an urgent basis from a Court of competent jurisdiction pending the decision of the arbitrator, and for that purpose the Parties consent / submit to the jurisdiction of the High Court of South Africa (Witwatersrand Local Division).

7.4.	Save as provided for in this clause 7 (and below in this clause 7.4) the arbitration shall be held / determined in terms of the South African Arbitration Act, No. 42 of 1965, as amended :

7.4.1.
A single arbitrator shall be appointed by agreement between the Parties (within 2 (two) weeks of the delivery of the notice in clause 7.2 above). The Party delivering the notice shall nominate three arbitrators, from which just one arbitrator shall be chosen. Failing agreement on the choice / identity of the arbitrator any of the Parties may approach the Chairman of the Johannesburg Bar Council to nominate the arbitrator;

7.4.2.	The Parties agree that the dispute which has arisen between the Parties will be defined and particularised by an exchange of pleadings / submissions, as will the relief sought;

7.4.3.
The Parties agree that the arbitration proceedings shall conclude within a period of 10 (ten) weeks from the date of the filing of the submission of the claimant, that period to include the period in which the arbitrator shall give his decision;

7.4.4.
The Parties agree that an appropriate procedure will be agreed upon by the Parties with the arbitrator, failing which agreement the arbitrator shall determine the procedure (within the constraint of the 10 (ten) week period). The Parties agree that a pre-arbitration meeting shall take place as soon as possible (but no later than 10 (ten) days after the appointment of the arbitrator, alternatively as soon as the arbitrator is available) in order to agree the procedure and schedule;

7.4.5.	The arbitrator shall have the right to determine his own jurisdiction;

7.4.6.	The proceedings will take place in Sandton at a venue to be decided;

7.4.7.
The Parties hereby nominate their domicilium citandi et executandi set out in clause 10, for all purposes, whether in respect of Court / dispute resolution process (including arbitration), notices or other documents or communications of whatsoever nature; and

7.4.8.
The Parties agree that the decision of the arbitrator may be subject to an appeal, on a limited basis to be agreed, failing which on papers/submissions only before a single appeal arbitrator, the appeal process, inclusive of the time within which the appeal arbitrator shall make his decision, to take no longer than a period of 3 (three) weeks. The procedure of choice of appeal arbitrator shall be as per the procedure of choice of arbitrator of first instance.

8.   BREACH
If any member of the GRR Group on the one hand or any member of the Century Group on the other hand breaches any provision or term of this agreement and fails to remedy such breach within 10 (ten) business days of receipt of written notice requiring it to do so then the aggrieved party shall be entitled without notice, in addition to any other remedy available to it at law or under this agreement (but excluding the right to cancel), including obtaining an interdict, to claim specific performance of any obligation, without prejudice to the aggrieved party's right to claim damages.

9.	NO CESSION OR ASSIGNMENT

Save as expressly provided elsewhere no Party shall be entitled to cede their rights or assign their rights and obligations hereunder to any third party without the prior written consent of GRR and CCA.

10.	DOMICILIUM CITANDI ET EXECUTANDI

The Parties choose as their domicilia citandi et executandi for all purposes under this agreement, whether in respect of court process, notices or other documents or communications of whatsoever nature (including the exercise of any option), the following addresses :

10.1.	the GRR Companies:

Physical:	Gold Reef City
Gate 4
Northern Parkway
Ormonde

Telefax:	(+27-11) 248-6886

10.2.	the Century Companies:

Physical:	20th Floor
No. 1 Thibault Square
Cape town
8001

Telefax:	(+27-21) 421-3739

11.	COUNTERPARTS

This agreement may be executed in several counterparts, each of which shall together constitute one and the same instrument.

SIGNED by the Parties and witnessed on the following dates and at the following places respectively:

DATE	PLACE	WITNESS	SIGNATURE

		1. /s/ Jarrod Friedman	For: GOLD REEF RESORTS LIMITED
27/9/2006	Johannesburg		/s/ Steven Joffe
2. /s/ Christopher Paul

		1. /s/ Jarrod Friedman	For: AKANI LEISURE INVESTMENTS (PROPRIETARY) LIMITED
27/9/2006	Johannesburg		/s/ Richard Thabo Moloko
2. /s/ Christopher Paul

		1. /s/ Jarrod Friedman	For: AKANI LEISURE (SILVERSTAR HOLDINGS) (PROPRIETARY) LIMITED
27/9/2006	Johannesburg		/s/ Richard Thabo Moloko
2. /s/ Christopher Paul

		1. /s/ Jarrod Friedman	For: SILVER STAR DEVELOPMENT LIMITED
27/9/2006	Johannesburg		/s/ Steven Joffe
2. /s/ Christopher Paul

		1. /s/ Judith Mackay	For: CENTURY RESORTS LIMITED
27/9/2006	Cape Town		/s/ Roy Anderson
2. /s/ Heidi Dorfling

		1. /s/ Judith Mackay	For: CENTURY CASINOS WEST RAND (PROPRIETARY) LIMITED
27/9/2006	Cape Town		/s/ Roy Anderson
2. /s/ Heidi Dorfling

DATE	PLACE	WITNESS	SIGNATURE
		1. /s/ Judith Mackay	For: NOVOMATIC AG
27/9/2006	Cape Town		/s/ Roy Anderson
2. /s/ Heidi Dorfling

		1. /s/ Judith Mackay	For: CENTURY CASINOS AFRICA (PROPRIETARY) LIMITED
27/9/2006	Cape Town		/s/ Roy Anderson
2. /s/ Heidi Dorfling

		1. /s/ Judith Mackay	For: CENTURY CASINOS, INC.
27/9/2006	Cape Town		/s/ Roy Anderson
2. /s/ Heidi Dorfling

		1. /s/ Judith Mackay	For: CENTURY CASINOS MANAGEMENT, INC.
27/9/2006	Cape Town		/s/ Roy Anderson
2. /s/ Heidi Dorfling

Annexure A - Cession of Novomatic Sold Claims

We, the undersigned,

NOVOMATIC AG
(“Novomatic”)

hereby unconditionally and irrevocably cede and make over to

GOLD REEF RESORTS LIMITED
(Registration No. 1989/002108/06)
(previously named Gold Reef Casino Resorts Limited)
(“GRR”)

and

AKANI LEISURE INVESTMENTS (PROPRIETARY) LIMITED
(Registration No. 1998/002583/07)
(“ALI”)

in equal shares, all right, title and interest in and to the Novomatic Sold Claims, with effect from the Implementation Date. For the purposes of the foregoing, “Novomatic Sold Claims” means “Novomatic Sold Claims” and “Implementation Date” means “Implementation Date” as such terms are defined in the Settlement Agreement entered into between GRR, ALI, Akani Leisure (Silverstar Holdings) (Proprietary) Limited, Silver Star Development Limited, Century Resorts Limited, Century Casinos West Rand (Proprietary) Limited, Novomatic, Century Casinos Africa (Proprietary) Limited, Century Casinos, Inc. and Century Casinos Management, Inc. on or about [—] September 2006.

SIGNED by us and witnessed on the following date and at the following place:

DATE	PLACE	WITNESS	SIGNATURE

		1.	For: NOVOMATIC AG

2.

SIGNED in acceptance and witnessed on the following date and at the following place:

DATE	PLACE	WITNESS	SIGNATURE

		1.	For: GOLD REEF RESORTS LIMITED

2.

		1.	For: AKANI LEISURE INVESTMENTS (PROPRIETARY) LIMITED

2.

Annexure B - Section 228 Resolution

RESOLUTION OF THE SHAREHOLDERS OF [insert either “Novomatic AG” or the name of the relevant Century Company, as the case may be] (the “Company”) PASSED AT A MEETING OF THE SHAREHOLDERS ON [•] 2006

RESOLVED THAT :

[use this paragraph if Novomatic AG has been inserted above] The sale by the Company, of 8% (eight per cent) of the issued share capital in Silver Star Development Limited, to Gold Reef Resorts Limited and Akani Leisure Investments (Proprietary) Limited is hereby approved and, to the extent that such sale has taken place prior to the date hereof, is hereby ratified.

[use this paragraph if the name of a Century Company has been inserted above] The agreement by the Company to the termination of various agreements previously concluded with, inter alia, Silver Star Development Limited is hereby approved and, to the extent that such agreement to terminate has taken place prior to the date hereof, is hereby ratified.

_________________________________________

_________________________________________

_________________________________________

Annexure C - Da Silva Termination Consent

I, the undersigned,

JOSE GARCIA SEQUEIRA DA SILVA
(Identity No. 571031 5115 088)
(“Da Silva”)

hereby unconditionally and irrevocably agree and consent, in favour of all of the parties to the Settlement Agreement referred to below (any one or more of which parties are entitled to accept the benefits of this consent at any time), to the termination of the Management Agreements and to the amendment thereof (as the case may be) as contemplated in the aforesaid Settlement Agreement. For the purposes of the foregoing, “Management Agreements” means “Management Agreements” as such term is defined in the Settlement Agreement entered into between Gold Reef Resorts Limited, Akani Leisure Investments (Proprietary) Limited, Akani Leisure (Silverstar Holdings) (Proprietary) Limited, Silver Star Development Limited, Century Resorts Limited, Century Casinos West Rand (Proprietary) Limited, Novomatic AG, Century Casinos Africa (Proprietary) Limited, Century Casinos, Inc. and Century Casinos Management, Inc. on or about [—] September 2006.

SIGNED by me and witnessed on the following date and at the following place:

DATE	PLACE	WITNESS	SIGNATURE

1.

		2.	JOSE GARCIA SEQUEIRA DA SILVA

Annexure D - Century Companies Letter

Gold Reef Resorts Limited (“GRR”)
Gold Reef City
Gate 4
Northern Parkway
Ormonde

&

Akani Leisure Investments (Proprietary) Limited (“ALI”)
Gold Reef City
Gate 4
Northern Parkway
Ormonde

&

Silver Star Development Limited (“Silverstar”)
Gold Reef City
Gate 4
Northern Parkway
Ormonde

[—] September 2006
Dear Sirs

CONSENT TO VARIOUS APPLICATIONS MADE TO THE GAUTENG GAMBLING BOARD (the “Board”)

1.	We refer to the following applications to the Board (the “Applications”) :

1.1.
The application dated 28 July 2006 by, inter alia, GRR and ALI for the approval of the Board in terms of section 38 of the Gauteng Gambling Act No. 4 of 1995 (the “Act”) pertaining to the acquisition of an aggregate of 92% (ninety two per cent) of the issued shares in Silverstar;

1.2.
The application dated 25 August 2006 by, inter alia, GRR and ALI for the approval of the Board in terms of section 38 of the Act pertaining to the acquisition of an aggregate of 8% (eight per cent) of the issued shares in Silverstar;

1.3.
The application dated 29 August 2006 by Silverstar for the approval of the Board in terms of section 34 of the Act pertaining to the amendment of the casino licence issued to Silverstar by the Board on 29 April 2005 (the “Licence”);

1.4.
The application in the letter dated 29 August 2006 addressed by Silverstar to the Board for their prior written approval of the termination of various management agreements, in terms of Paragraph 9 of Schedule D of the Licence.

2. We hereby consent to the Applications and undertake that we will not object to any of the Applications.

Yours faithfully

____________________________ Century Resorts Limited	__________________________ Century Casinos Africa (Proprietary) Limited

____________________________ Century Casinos West Rand (Proprietary) Limited	__________________________ Century Casinos, Incorporated

____________________________ Novomatic AG	__________________________ Century Casinos Management, Incorporated

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